Exhibit 10.1(bu)

AMENDMENT NUMBER FOUR
TO
FACTORY PENSION PLAN OF SAUER-DANFOSS (LASALLE) AND INTERNATIONAL UNION, UNITED AUTOMOBILE, AEROSPACE AND AGRICULTURAL IMPLEMENT WORKERS OF AMERICA, AND IT’S LOCAL UNION NO. 285

(As Amended and Restated Effective January 1, 1999)

WHEREAS, Sauer-Danfoss (US) Company sponsors the Factory Pension Plan of Sauer-Danfoss (LaSalle) and International Union, United Automobile, Aerospace and Agricultural Implement Workers of America, and Its Local Union No. 285 (the “Plan”); and

WHEREAS, the Company and the UAW Local Union No. 285 (the “Union”) have agreed that such determination to amend the Plan at the IRS request is in the best interest of the Company and its employees.

NOW, THEREFORE, pursuant to Section 19.2 of the Plan, the Company hereby amends the Plan as follows, effective as of the dates set forth below:

1.             Effective September 30, 2004, by deleting Section 4.2 in its entirety and inserting the following new Section 4.2 in its place as a part thereof:

4.2.          Benefit Amount.  An Employee’s Normal Retirement Benefit shall be calculated by multiplying the Employee’s Years of Participation at the time of his or her Severance From Service Date (as adjusted, if necessary, in accordance with Section 3.5) and multiplied by the sum of his or her respective Pension Multiplier set forth in Section 1A.1 of Schedule 1 attached hereto and his or her respective Add-on Pension Multiplier, if applicable, set forth in Section 1A.2 of Schedule 1 attached hereto.

2.             Effective as of September 30, 2004, by deleting Section 10.1 in its entirety and inserting the following new Section 10.1 in its place as a part thereof:

                10.1         Eligibility.  A

(a)                                  retired Employee (other than a retired Employee whose eligibility for Retirement Benefit accrued under the provisions of Article VIII), or

(b)                                 surviving spouse of a deceased Employee or deceased retired Employee, (other than the surviving spouse of a deceased Employee whose eligibility for a Retirement Benefit accrued under the provisions of Article VIII) who is receiving a Retirement Benefit under the Plan, or

(c)                                  Employee who is receiving disability benefits under Title II of the Federal Social Security Act and subscribes to Medicare Part B,

(hereinafter referred to as a “Special Age 65 Retiree”) shall be eligible for a special age 65 benefit.

3.             Effective as of September 30, 2004, by deleting Section 10.2 in its entirety and inserting the following new Section 10.2 in its place as a part thereof:

10.2.        Benefit Amount.  The monthly amount of a special age 65 benefit payable to a Special Age 65 Retiree shall be determined from the following table:

If You Qualify As A Special Age 65 Retiree, Then Effective:	Your Monthly Special Age 65 Benefit Amount Is Equal To:
Prior to January 1, 1988	$3.00
As of January 1, 1988	$5.00
As of January 1, 1989	$7.00
As of January 1, 1990	$9.00
As of January 1, 1991	$10.00
As of January 1, 1992	$12.50
As of January 1, 1993	$15.00
As of January 1, 1994	$17.50
As of September 1, 2004	$20.00

Notwithstanding anything to the contrary, this Section 10.2 is intended to reflect that a Special Age 65 Retiree’s monthly special age 65 benefit amount is periodically increased for any adjustment as of any new effective date identified in the above chart for any negotiated increase to the special age 65 benefit with the Union.

4.             By deleting Schedule 1 to the Factory Pension Plan of Sauer-Danfoss (LaSalle) and International Union, United Automobile, Aerospace and Agricultural Implement Workers of America, and its Local Union No. 285 in its entirety and inserting the following new Schedule 1 in its place as a part thereof:

Schedule 1 to the
Factory Pension Plan of Sauer-Danfoss (LaSalle) and
International Union, United Automobile, Aerospace
and Agricultural Implement Workers of America, and its Local Union No. 285

1A.1.       Amount of Pension Multiplier.  For purposes of Section 4.2 of the Plan, the Pension Multiplier for an Employee who incurs a Severance from Service Date (as adjusted, if necessary, in accordance with Section 3.5) will be determined in accordance with the following:

If Your Severance from Service Date Occurs On or After:	But Your Severance from Service Date Occurs On or Before:	Then the Pension Multiplier Applicable to You Is:
January 1, 1987	December 31, 1987	$15.00
January 1, 1988	December 31, 1988	$15.50
January 1, 1989	December 31, 1989	$16.00
January 1, 1990	December 31, 1990	$16.50
January 1, 1991	December 31, 1991	$17.00
January 1, 1992	December 31, 1992	$19.00
January 1, 1993	December 31, 1993	$20.00
January 1, 1994	December 31, 1994	$21.00
January 1, 1995	August 31, 1996	$22.00
September 1, 1996	August 31, 1997	$24.00
September 1, 1997	August 31, 1998	$25.00
September 1, 1998	August 31, 1999	$27.00
September 1, 1999	August 31, 2000	$28.00
September 1, 2000	April 30, 2001	$29.00
May 1, 2001	August 31, 2004	$37.00
September 1, 2004	—	$38.00

1A.2.       Amount of Add-on Pension Multiplier.  For purposes of Section 4.2 of the Plan, the Add-on Pension Multiplier for an Employee who incurs a Severance from Service Date (as adjusted, if necessary, in accordance with Section 3.5) will be determined in accordance with the following:

If Your Severance from Service Date Occurs On or After:	But Your Severance from Service Date Occurs On or Before:	Then the Add-on Pension Multiplier Applicable to You For Purposes of Section 4.2, 5.2, 6.2 and 7.3 for the Following Respective Time Periods are:
		From 1/1/89 through 12/31/90	From 1/1/91 through 12/31/92	From 1/1/93 through 12/31/93	From 1/1/94 through 1/31/95	From 2/1/95 through 12/31/97	From 1/1/98 through 12/31/98	From 1/1/99 through 8/31/01	From 9/1/01 through present
January 1, 1987	December 31, 1987	$.50	$1.00	$1.50	$2.00	$3.00	$3.50	$4.00	$5.50
January 1, 1988	December 31, 1988	$.50	$1.00	$1.50	$2.00	$3.00	$3.50	$4.00	$5.50
January 1, 1989	December 31, 1990	$.50	$1.00	$1.50	$2.00	$3.00	$3.50	$4.00	$5.50
January 1, 1991	December 31, 1992	—	$.50	$1.00	$1.50	$2.50	$3.00	$3.50	$5.00
January 1, 1993	December 31, 1993	—	—	$.50	$1.00	$2.00	$2.50	$3.00	$4.50
January 1, 1994	January 31, 1995	—	—	—	$.50	$1.50	$2.00	$2.50	$4.00
February 1, 1995	December 31, 1997	—	—	—	—	$1.00	$1.50	$2.00	$3.50
January 1, 1998	December 31, 1998	—	—	—	—	—	$.50	$1.00	$2.50
January 1, 1999	October 31, 2001	—	—	—	—	—	—	$.50	$2.00
September 1, 2001	—	—	—	—	—	—	—	—	$1.50

Notwithstanding anything to the contrary, any Employee, whose Retirement Benefit has accrued under the Plan solely due to Article VII of this Plan, is ineligible and not entitled to any Add-on Pension Multiplier in accordance with this Section 1A.2 of this Schedule 1.

IN WITNESS WHEREOF, the Company has authorized the execution on its behalf of this Amendment Number Four this 31st day of December, 2004.

Sauer-Danfoss (U.S.) Company
/s/ SUZANNE R. SOBKOWIAK

/s/ JAMES T. REMUS

IN WITNESS WHEREOF, the Company has authorized the execution on its behalf of this Amendment Number Four this 31st day of December, 2004.

UAW, Local Union No. 285

/s/ WILLIAM C. FALASSI

/s/ EDWARD F. WROBLESKI